Taxes On Income	12 Months Ended
Dec. 31, 2011
Taxes On Income [Abstract]
Taxes On Income

NOTE 10—TAXES ON INCOME:

a.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959

Most of the production facilities of the Company and its Israeli subsidiaries have been granted 'approved enterprise' status under the Law for the Encouragement of Capital Investments, 1959 (the "Approved Enterprise Law"). The main benefit arising from such status is the reduction in tax rates on income derived from 'approved enterprises'.

In April 2005, substantive amendments to the Approved Enterprise Law came into effect, which revised the criteria for investments qualified to receive tax benefits. These amendments do not generally apply to investment programs approved prior to January 1, 2005. Under the law as amended, eligible investment programs of the type in which the Company participated prior to the amendment were eligible to qualify for substantially similar benefits as a 'Benefiting Enterprise' subject to meeting certain criteria (replacing the previous terminology of 'Approved Enterprise', which required pre-approval from the Investment Center of the Ministry of Industry, Trade and Labor of the State of Israel). As a result of these amendments, tax-exempt income generated under the provisions of the amended law will, if distributed upon liquidation or if paid to a shareholder for the purchase of his or her shares, be deemed distributed as a dividend and will subject the Company to taxes.

Since the Company is a 'foreign investors' company' as defined by the Approved Enterprise Law, it is entitled to a ten-year period of benefits (instead of a seven-year period).

Income derived from approved and benefited enterprises is tax exempt for a period of two years out of the ten-year period of benefits. Based on the percentage of foreign shareholding in the Company, income derived during the remaining eight years of benefits is taxable at the rate of 10%-25%. The period of benefits relating to the approved and benefited enterprises expires in phases through 2019.

The tax benefits in respect of part of the production facilities of the Company have expired.

In the event of distribution of cash dividends from income which was tax exempt as above, the Company would have to pay the 10%-25% tax in respect of the amount distributed. The amount distributed for this purpose includes the amount of the tax that applies as a result of the distribution (see e. below and note 9c).

The Company and its Israeli subsidiaries are entitled to claim accelerated depreciation in respect of equipment used by the approved enterprises during five tax years.

The entitlement to the above benefits is conditional upon the Company and its Israeli subsidiaries fulfilling the conditions stipulated by the Approved Enterprise Law and regulations published thereunder, and in the certificate of approval for the specific investments in approved enterprises. In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, with the addition of linkage differences to the Israeli CPI and interest, or other monetary penalty.

Additional amendments to the Approved Enterprise Law became effective in January 2011 (the "2011 Amendment"). Under the 2011 Amendment, income derived by 'Preferred Companies' from 'Preferred Enterprises' (both as defined in the 2011 Amendment) would be subject to a uniform rate of corporate tax as opposed to the incentives prior to the 2011 Amendment that were limited to income from Approved or Benefiting Enterprises during their benefits period. According to the 2011 Amendment, the uniform tax rate on such income, referred to as 'Preferred Income', would be 10% in areas in Israel that are designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively, thereafter. As with dividends distributed from taxable income derived from an Approved Enterprise or Benefiting Enterprise during the applicable benefits period, dividends distributed from Preferred Income would be subject to a 15% tax (or lower, if so provided under an applicable tax treaty), which would generally be withheld by the distributing company, provided however that dividends distributed from 'Preferred Income' from one Israeli corporation to another, would not be subject to tax. While the Company may incur additional tax liability in the event of distribution of dividends from tax exempt income generated from its Approved and Benefiting Enterprises, no additional tax liability will be incurred by the Company in the event of distribution of dividends from income taxed in accordance with the 2011 Amendment.

b.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969

The Company and its Israeli subsidiaries are 'industrial companies' as defined by this law and as such are entitled to certain tax benefits, consisting mainly of accelerated depreciation and amortization of patents and certain other intangible property.

c.	Other applicable tax rates:

(i)	Income from other sources in Israel

Income not eligible for benefits under the Approved Enterprise Law mentioned in a. above is taxed at the corporate tax rate of 26% in 2009, 25% in 2010 and 24% in 2011. On December 6, 2011, the "Tax Burden Distribution Law" Legislation Amendments (2011) was published in the official gazette, under which the previously approved gradual decrease in corporate tax was cancelled. The corporate tax rate increased to 25% as from 2012.

(ii)	Income of non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to the tax laws in their countries of residence, mainly 20%-25% in China, 16.5% in Hong Kong, 42% in Japan and 34% in the U.S. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be liable to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. The Company's management has determined not to distribute any amounts of its undistributed income as a dividend if such distribution would result in a tax liability. The Company intends to reinvest the amount of such tax income; accordingly, no deferred income taxes have been provided for.

d.	Carryforward tax losses

Carryforward tax losses totaled approximately $164 million at December 31, 2011, of which $61.0 million have no expiration date. As of December 31, 2011, a U.S. subsidiary had a federal net operating tax loss carryforward of approximately $103.0 million, which is included in the above $164.0 million amount of the carryforward tax losses. The federal operating losses carryforward can be offset against taxable income for 15-20 years and expires from 2017-2026. The Company believes that, as a result of having undergone an "ownership change" within the meaning of Section 382 of the Internal Revenue Code, its ability to use its net operating loss carryforwards and other tax attributes to offset future U.S. taxable income, and thereby reduce its tax liability, is limited.

As of December 31, 2011 and 2010, valuation allowance in the amount of approximately $24.0 million and $20.0 million, respectively, has been recorded in respect of deferred tax assets relating to these losses.

Carryforward capital losses for tax purposes totaled approximately $16.0 million at December 31, 2011. Such losses have no expiration date.

e.	Deferred income taxes

Provided in respect of the following:

	December 31
	2011	2010
	$ in thousands
Provision for vacation pay	680	720
Accrued severance pay	3,216	3,035
Carryforward tax losses	53,116	58,105
Research and development costs	4,197	3,996
Taxes on undistributed income of Israeli subsidiary	(3,517)	(4,376)
Intangible assets	(21,500)	(26,032)
Other	3,696	2,700

	39,888	38,148
Less—valuation allowance*	26,068	21,744

	13,820	16,404

*	The changes in the valuation allowance are comprised as follows:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Balance at beginning of year	21,744	24,379	28,774
Additions (reductions) during the year	4,324	(2,635)	(4,395)

Balance at end of year	26,068	21,744	24,379

Deferred taxes are included in the balance sheets as follows:

	December 31
	2011	2010
	$ in thousands
Assets:
Current deferred income taxes	6,580	5,913
Non-current deferred income taxes	8,999	12,679

	15,579	18,592

Liability-
Non-current deferred income taxes	1,759	2,188

	13,820	16,404

Realization of this deferred tax balance is conditional upon earning, in the coming years, taxable income in an appropriate amount. The amount of the deferred tax asset, however, could be reduced in the near term if estimates of future taxable income are reduced.

The deferred taxes are computed for the Company and its Israeli subsidiaries at tax rates ranging from 10% to 15%. For non-Israeli subsidiaries, the deferred taxes are computed at applicable tax rates, ranging from 16.5% to 42%.

As stated in a. above, part of the Company's income is tax-exempt due to the approved enterprise status granted to most of the Company's production facilities. The Company has decided to permanently reinvest the amount of the tax-exempt income and not to distribute such income as cash dividends. Accordingly, no deferred income taxes have been provided in respect of such tax-exempt income.

The amount of tax that would have been payable had such exempt income earned through December 31, 2011 been distributed as dividends is approximately $29.0 million.

f.	Taxes on income included in the income statements

As follows:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Current:
Israeli	(275)	(1,226)	(2,510)
Non-Israeli	5,369	12,489	2,669

	5,094	11,263	159

Deferred:
Israeli	3,110	(1,469)	(1,516)
Non-Israeli	(527)	(2,397)	985

	2,583	(3,866)	(531)

Total income taxes expense (benefit)	7,677	7,397	(372)

Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the statutory corporate tax rate applicable to Israeli corporations, and the actual tax expense:

	Year ended December 31
	2011	2010	2009
	$ in thousands
Income (loss) from continuing operations before taxes on income*	53,510	50,403	(16,214)

Theoretical tax expense (benefit) on the above amount	12,842	12,600	(4,216)
Less—tax benefits arising from approved enterprises	(4,731)	(529)	2,777

	8,111	12,071	(1,439)
Increase (decrease) in taxes resulting from:
Different tax rates applicable to non-Israeli
subsidiaries	(4,064)	(2,192)	1,077
Permanent differences, including difference between the basis of measurement of income reported for tax purposes and the basis of measurement of income for financial reporting purposes - net	3,969	5,970	4,302
Deferred taxes on losses for which valuation allowance was provided	(4,532)	(5,232)
Other	(131)	(585)	83
Net change in valuation allowance	4,324	(2,635)	(4,395)

Actual tax expense (benefit)	7,677	7,397	(372)

* As follows:
Taxable in Israel	19,332	(9,582)	(53,021)
Taxable outside Israel	34,178	59,985	36,807

	53,510	50,403	(16,214)

g.	Tax assessments

The Company files income tax returns in multiple jurisdictions having varying statutes of limitations. For the various tax years from 2004 through 2007, the Company and most of its subsidiaries have either received final tax assessments or the applicable statute of limitations rules have become effective. Open tax years in the following major jurisdictions are: Israel—2008 and onwards; Hong Kong—2006 and onwards; United States and Japan—2008 and onwards.

h.	Uncertain tax positions

Following is a roll-forward of the total amounts of the Company's unrecognized tax benefits at the beginning and the end of the years ending on December 31, 2011, 2010 and 2009 (not including interest or penalties):

	Year ended December 31
	2011	2010	2009
	$ in thousands
Balance at beginning of year	17,243	13,239	12,892
Increases in unrecognized tax benefits as a result of tax positions taken during the year	4,269	7,893	1,355
Decrease in unrecognized tax benefits as a result of tax positions taken during a prior year, net	(1,582)	(317)	(623)
Decreases in unrecognized tax benefits as a result of statute of limitations expirations and tax audits	(1,629)	(3,572)	(385)

Balance at end of year	18,301 *	17,243 *	13,239

*	Of which $2,930,000 at December 31, 2011 and $5,240,000 at December 31, 2010 are classified as short term liabilities.

As of December 31, 2011, the entire amount of the unrecognized tax benefits could affect the Company's income tax provision and the effective tax rate.

In the years ended December 31, 2011, 2010 and 2009, the Company recorded net interest and penalties expenses (income) for uncertain tax positions in the amounts of $0.6 million, $(0.1) million and $(0.2) million respectively, including taxes on income in the statements of operations. As of December 31, 2011 and 2010, the amounts of interest and penalties accrued on the balance sheet related to unrecognized tax benefits were approximately $1.6 million and $1.0 million, respectively, which is included within income tax accrual on the balance sheets.